                                                                 Exhibit 10.3(B)



                                                              ------------------
                                                              | EXECUTION COPY |
                                                              ------------------


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated October 1, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-8 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-8 Trust.

     WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of July 1, 2006 (the "BANA Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to certain of the mortgage loans (the "BANA Purchase Agreement Mortgage Loans") listed on Exhibit A hereto;

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans in accordance with that certain Servicing Agreement, dated as of July 1, 2006, as amended by that certain Amendment No. 1, dated as of June 1, 2007 (together, the "Servicing Agreement"), both by and between the Assignor and Wells Fargo Bank (attached hereto in Appendix I);

     WHEREAS, as of September 27, 2007, the Assignor transferred all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, as of September 27, 2007, BAFC transferred all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, Wells Fargo Bank, as a master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), entered into a Pooling and Servicing Agreement, dated September 27, 2007 (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer supervises, monitors and oversees the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder).

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreement, the Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after September 27, 2007, Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 7 of this Agreement, for the benefit of the Assignee. Wells Fargo Bank acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Servicing Agreement, and
(iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. [Reserved.]

     6. To the extent not previously done, Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by deleting the definition of "Principal Prepayment Period" and replacing it with the following:

          "The  calendar  month   preceding  the  month  in  which  the  related
          Remittance Date occurs."

     b.   Section 4.03. Section 4.03 is hereby modified to read as follows:

          "Continuously from the respective Cut-off Date until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement pursuant to Section 9.01 herein), in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable."

     c.   Section 4.10. Section 4.10 is hereby modified by:

          (1) Deleting the third paragraph in its entirety and replacing it with the following:

          "If a Mortgage is secured by a unit in a condominium project, the Servicer shall use reasonable efforts to verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.", and

          (2) Deleting the following language from the fourth paragraph:

          "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."


     d. Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     e. Section 4.15. Section 4.15 is hereby modified by inserting the words "or other applicable law" after "et seq" at the end of the second sentence of the first paragraph.

     f. Section 4.23 Section 4.23 is hereby modified by adding to the beginning of the paragraph, the following language:

          "The extent that the Servicer has serviced the Mortgage Loans for a period of sixty (60) days,"

     g. Section 5.01. Section 5.01 is hereby modified by deleting "the second Business Day following" from the first sentence of the second paragraph.


     h.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Servicer shall furnish to the Owner (or any master servicer) a delinquency report in the form set forth in Exhibit D-1, a monthly remittance advice in the form set forth in Exhibit D-2, and a realized loss report in the form set forth in Exhibit D-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit D-1 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and the Owner (or any master servicer)."

          The exhibits referenced in this Section 7(g) are attached to this Agreement as Exhibit B hereto.

     i. Section 6.02, Section 6.02 is hereby modified by amending the second paragraph, after "secured by the Mortgage" in the second line, to add the following language:

          "(other than as a result of modification of the Mortgage Loan or liquidation of the Mortgaged Property pursuant to the terms of this Agreement)"

     j. Section 6.04. Section 6.04 is hereby modified by deleting the references to "the Owner or any Master Servicer and Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor."

     k.   Section 6.06. Section 6.06 is hereby modified by:

          (1) deleting the references to "the Owner, any Master Servicer and any Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor"; and

          (2) inserting the following at the end of the fifth full paragraph therein:

          "Neither the Owner nor any Depositor or Master Servicer will request delivery of a certification under clause (d) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans."

     l.   Section 9.01. Section 9.01 is hereby modified by:

          (1) modifying Section 9.01(g)(iii) to read as follows:

          "In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

               (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

          (iv) The Servicer shall provide to the Master Servicer and the Master Servicer shall deliver to the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."; and

          (2) modifying Section 9.01(k) by deleting the word "Investor" and replacing it with "party designated by the Owner"

     m.   Section 10.01. Section 10.01 is hereby modified by:

          (1) replacing the word "sixty (60)" with "thirty (30)" in Section 10.01(b) and inserting the following thereafter:

          "(or, in the case of any failure by the Servicer to perform its obligations under Section 6.04 or Section 6.06, ten (10))"; and

          (2) replacing the word "fifteen (15)" with "ten (10)" in Section 10.01(j).

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:


                       U.S. Bank National Association
                       209 S. LaSalle Street, Suite 300
                       Chicago, Illinois 60604
                       Attention: Structured Finance Trust Services, BAFC 2007-8

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                        Banc of America Funding Corporation
                        214 North Tryon Street
                        Charlotte, North Carolina 28255
                        Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:

                        Wells Fargo Bank, N.A.
                        9062 Old Annapolis Road
                        Columbia, Maryland  21045
                        Attention: Client Manager - BAFC 2007-8

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                        WELLS FARGO BANK, N.A.
                        ABA# 121000248
                        FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416 FFC TO: BAFC 2007-8 #53177800

     10. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     11. Notwithstanding any provision of the Servicing Agreement to the contrary, and solely with respect to the Mortgage Loans, any Prepayment Penalties collected by Wells Fargo Bank shall be remitted to the Assignor.

     12. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase Agreement or the Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

     13. In the event of default by Wells Fargo Bank, in its capacity as a Servicer, the Assignee, as trustee, will be required to enforce any remedies against Wells Fargo Bank, as Servicer, and either appoint a successor servicer or assume the primary servicing obligations of the related Mortgage Loans.

                               [Signatures Follow]

53570.000310 CHARLOTTE 212428v2

         IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                        Bank of America, National Association,
                                        as Assignor

                                        By: /s/ Bruce W. Good
                                            -----------------
                                        Name:    Bruce W. Good
                                        Title:   Principal


                                        U.S. Bank National Association,
                                        as Assignee

                                        By: /s/ Melissa A. Rosal
                                            --------------------
                                        Name:    Melissa A. Rosal
                                        Title:   Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ----------------
                                        Name:    Scott Evans
                                        Title: Senior Vice President


                                        Wells Fargo Bank, N.A., as servicer

                                        By: /s/ Laurie McGoogan
                                            -------------------
                                        Name:  Laurie McGoogan
                                        Title:  Vice President

Acknowledged and Agreed as
of the date first written above:

Wells Fargo Bank, N.A., as Master Servicer


By: /s/ Darron Woodus
    -----------------
Name:    Darron Woodus
Title:   Assistant Vice President


       [Assignment, Assumption and Recognition Agreement for BAFC 2007-8]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

  [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on September 27, 2007, with a filing date of September 27, 2007 and accession number 0001379402-07-000045.]

                                    EXHIBIT B

            Exhibit D-1 Standard File Layout - Delinquency Reporting


*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer


-------------------------------------------------------------------------------------------------------------------
Column/Header Name                                      Description                         Decimal  Format Comment
-------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the Servicer.This
                               may be different than the LOAN_NBR
-------------------------------------------------------------------------------------------------------------------
LOAN_NBR                       A unique identifier assigned to each loan by the originator.
-------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                     Servicer Client Number
-------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR              Contains a unique number as
                               assigned by an external servicer
                               to identify a group of loans in
                               their system.
-------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME            First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME             Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                   Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------
PROP_STATE                     The state where the  property located.
-------------------------------------------------------------------------------------------------------------------
PROP_ZIP                       Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next                                    MM/DD/YYYY
                               payment is due to the
                               servicer at the end of processing
                               cycle, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was filed.                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy was filed.
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to the bankruptcy
                               filing.
-------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy has been approved           MM/DD/YYYY
                               by the courts
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From Bankruptcy. Either by              MM/DD/YYYY
                               Dismissal, Discharged and/or a Motion For Relief Was
                               Granted.
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved By The Servicer            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually Completed                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to Pursue Foreclosure             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in a Foreclosure            MM/DD/YYYY
                               Action
--------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is expected to occur.           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                The amount a property sold for at the foreclosure sale.         2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of the borrower.            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal                                     MM/DD/YYYY
                               possession of the property from the borrower.
--------------------------------------------------------------------------------------------------------------------
LIST_PRICE                     The price at which an REO property is marketed.                 2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
LIST_DATE                      The date an REO property is listed at a particular price.            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
OFFER_AMT                      The dollar value of an offer for an REO property.               2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin or by the Servicer.        MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE               The date the REO sale of the property is scheduled to close.         MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                  Classification of how the property is occupied.
--------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE            A code that indicates the condition of the property.
--------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE           The date a  property inspection is performed.                        MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                 The date the appraisal was done.                                     MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                  The current "as is" value of the property based on brokers      2
                               price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL              The amount the property would be worth if repairs are           2
                               completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------
If applicable:
--------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE             The circumstances which caused a
                               borrower to stop paying on a loan.
                               Code indicates the reason why the
                               loan is in default for this cycle.
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed With Mortgage                MM/DD/YYYY
                               Insurance Company.
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                             No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed Claim Payment              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On Claim                 2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance Company                     MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance Company               2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was Issued By The Pool          MM/DD/YYYY
                               Insurer
--------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance Company                  2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE    Date FHA Part A Claim Was Filed With HUD                             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT           Amount of FHA Part A Claim Filed                                2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE     Date HUD Disbursed Part A Claim Payment                              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT      Amount HUD Paid on Part A Claim                                 2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                             MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                                2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE     Date HUD Disbursed Part B Claim Payment                              MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT      Amount HUD Paid on Part B Claim                                 2    No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE            Date VA Claim Was Filed With the Veterans Admin                      MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE             Date Veterans Admin. Disbursed VA Claim Payment                      MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT              Amount Veterans Admin. Paid on VA Claim                          2   No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
--------------------------------------------------------------------------------------------------------------------

Exhibit D-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

        o  ASUM- Approved Assumption
        o  BAP- Borrower Assistance Program
        o  CO- Charge Off
        o  DIL- Deed-in-Lieu
        o  FFA- Formal Forbearance Agreement
        o  MOD- Loan Modification
        o  PRE- Pre-Sale
        o  SS- Short Sale
        o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o  Mortgagor
        o  Tenant
        o  Unknown
        o  Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o  Damaged
        o  Excellent
        o  Fair
        o  Gone
        o  Good
        o  Poor
        o  Special Hazard
        o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

             -------------------------------------------------------------------
             Delinquency Code   Delinquency Description
             -------------------------------------------------------------------
             001                FNMA-Death of principal mortgagor
             -------------------------------------------------------------------
             002                FNMA-Illness of principal mortgagor
             -------------------------------------------------------------------
             003                FNMA-Illness of mortgagor's family member
             -------------------------------------------------------------------
             004                FNMA-Death of mortgagor's family member
             -------------------------------------------------------------------
             005                FNMA-Marital difficulties
             -------------------------------------------------------------------
             006                FNMA-Curtailment of income
             -------------------------------------------------------------------
             007                FNMA-Excessive Obligation
             -------------------------------------------------------------------
             008                FNMA-Abandonment of property
             -------------------------------------------------------------------
             009                FNMA-Distant employee transfer
             -------------------------------------------------------------------
             011                FNMA-Property problem
             -------------------------------------------------------------------
             012                FNMA-Inability to sell property
             -------------------------------------------------------------------
             013                FNMA-Inability to rent property
             -------------------------------------------------------------------
             014                FNMA-Military Service
             -------------------------------------------------------------------
             015                FNMA-Other
             -------------------------------------------------------------------
             016                FNMA-Unemployment
             -------------------------------------------------------------------
             017                FNMA-Business failure
             -------------------------------------------------------------------
             019                FNMA-Casualty loss
             -------------------------------------------------------------------
             022                FNMA-Energy environment costs
             -------------------------------------------------------------------
             023                FNMA-Servicing problems
             -------------------------------------------------------------------
             026                FNMA-Payment adjustment
             -------------------------------------------------------------------
             027                FNMA-Payment dispute
             -------------------------------------------------------------------
             029                FNMA-Transfer of ownership pending
             -------------------------------------------------------------------
             030                FNMA-Fraud
             -------------------------------------------------------------------
             031                FNMA-Unable to contact borrower
             -------------------------------------------------------------------
             INC                FNMA-Incarceration
             -------------------------------------------------------------------

FThe FNMA Delinquent Status Code field should show the Status of Default as follows:

                 ---------------------------------------------------------------
                     Status Code    Status Description
                 ---------------------------------------------------------------
                         09         Forbearance
                 ---------------------------------------------------------------
                         17         Pre-foreclosure Sale Closing Plan Accepted
                 ---------------------------------------------------------------
                         24         Government Seizure
                 ---------------------------------------------------------------
                         26         Refinance
                 ---------------------------------------------------------------
                         27         Assumption
                 ---------------------------------------------------------------
                         28         Modification
                 ---------------------------------------------------------------
                         29         Charge-Off
                 ---------------------------------------------------------------
                         30         Third Party Sale
                 ---------------------------------------------------------------
                         31         Probate
                 ---------------------------------------------------------------
                         32         Military Indulgence
                 ---------------------------------------------------------------
                         43         Foreclosure Started
                 ---------------------------------------------------------------
                         44         Deed-in-Lieu Started
                 ---------------------------------------------------------------
                         49         Assignment Completed
                 ---------------------------------------------------------------
                         61         Second Lien Considerations
                 ---------------------------------------------------------------
                         62         Veteran's Affairs-No Bid
                 ---------------------------------------------------------------
                         63         Veteran's Affairs-Refund
                 ---------------------------------------------------------------
                         64         Veteran's Affairs-Buydown
                 ---------------------------------------------------------------
                         65         Chapter 7 Bankruptcy
                 ---------------------------------------------------------------
                         66         Chapter 11 Bankruptcy
                 ---------------------------------------------------------------
                         67         Chapter 13 Bankruptcy
                 ---------------------------------------------------------------



            Exhibit D-2: Standard File Layout - Scheduled/Scheduled
-----------------------------------------------------------------------------------------------------------------------
Column Name                         Description                                     Decimal   Format Comment
                                                                                                                   Max
                                                                                                                   Size
-----------------------------------------------------------------------------------------------------------------------
Each file requires the following fields:
-----------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                  A value assigned by the Servicer to define a             Text up to 20 digits
                                  group of loans.                                                                    20
-----------------------------------------------------------------------------------------------------------------------
LOAN_NBR                          A unique identifier assigned to each loan by             Text up to 10 digits
                                  the investor.                                                                      10
-----------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                 A unique number assigned to a loan by the                Text up to 10 digits
                                  Servicer.  This may be different than the                                          10
                                  LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                     Scheduled monthly principal and scheduled            2   No commas(,) or
                                  interest payment that a borrower is expected to          dollar signs ($)          11
                                  pay, P&I constant.
-----------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                     The loan interest rate as reported by the            4   Max length of 6
                                  Servicer.                                                                           6
-----------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                      The loan gross interest rate less the service        4   Max length of 6
                                  fee rate as reported by the Servicer.                                               6
-----------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                     The servicer's fee rate for a loan as reported       4   Max length of 6
                                  by the Servicer.                                                                    6
-----------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                      The servicer's fee amount for a loan as              2   No commas(,) or
                                  reported by the Servicer.                                dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                       The new loan payment amount as reported by the       2   No commas(,) or
                                  Servicer.                                                dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                     The new loan rate as reported by the Servicer.       4   Max length of 6
                                                                                                                      6
-----------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                    The index the Servicer is using to calculate a       4   Max length of 6
                                  forecasted rate.                                                                    6
-----------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                 The borrower's actual principal balance at the       2   No commas(,) or
                                  beginning of the processing cycle.                       dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                 The borrower's actual principal balance at the       2   No commas(,) or
                                  end of the processing cycle.                             dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE            The date at the end of processing cycle that             MM/DD/YYYY
                                  the borrower's next payment is due to the                                          10
                                  Servicer, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                   The first curtailment amount to be applied.          2   No commas(,) or
                                                                                           dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                  The curtailment date associated with the first           MM/DD/YYYY
                                  curtailment amount.                                                                10
------------------------------------------------------------------------------------------- ---------------------------
CURT_ADJ_ AMT_1                   The curtailment interest on the first                2   No commas(,) or
                                  curtailment amount, if applicable.                       dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                   The second curtailment amount to be applied.         2   No commas(,) or
                                                                                           dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                  The curtailment date associated with the second          MM/DD/YYYY
                                  curtailment amount.                                                                10
-----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                   The curtailment interest on the second               2   No commas(,) or
                                  curtailment amount, if applicable.                       dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------- ------

----------------------------------------------------------------------------------------------------------------- ------
Exhibit 1: Continued              Standard Loan Level File Layout

----------------------------------------------------------------------------------------------------------------- ------
Column Name                       Description                                       Decimal  Format Comment
                                                                                                                   Max
                                                                                                                  Size
------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                   The third curtailment amount to be applied.          2   No commas(,) or
                                                                                           dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                  The curtailment date associated with the third           MM/DD/YYYY
                                  curtailment amount.                                                                10
-----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                    The curtailment interest on the third                2   No commas(,) or
                                  curtailment amount, if applicable.                       dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
PIF_AMT                           The loan "paid in full" amount as reported by        2   No commas(,) or
                                  the Servicer.                                            dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
PIF_DATE                          The paid in full date as reported by the                 MM/DD/YYYY
                                  Servicer.                                                                          10
-----------------------------------------------------------------------------------------------------------------------
                                                                                           Action Code Key:
ACTION_CODE                       The standard FNMA numeric code used to indicate          15=Bankruptcy,             2
                                  the default/delinquent status of a particular            30=Foreclosure, ,
                                  loan.                                                    60=PIF,
                                                                                           63=Substitution,
                                                                                           65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                       The amount of the interest adjustment as             2   No commas(,) or
                                  reported by the Servicer.                                dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT            The Soldier and Sailor Adjustment amount, if         2   No commas(,) or
                                  applicable.                                              dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                  The Non Recoverable Loan Amount, if applicable.      2   No commas(,) or
                                                                                           dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                     The amount the Servicer is passing as a loss,        2   No commas(,) or
                                  if applicable.                                           dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
Plus the following applicable fields:
----------------------------------------------------------------------------------- -------- --------------------------
SCHED_BEG_PRIN_BAL                The scheduled outstanding principal amount due       2   No commas(,) or
                                  at the beginning of the cycle date to be passed          dollar signs ($)          11
                                  through to investors.
-----------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                The scheduled principal balance due to               2   No commas(,) or
                                  investors at the end of a processing cycle.              dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                    The scheduled principal amount as reported by        2   No commas(,) or
                                  the Servicer for the current cycle -- only               dollar signs ($)          11
                                  applicable for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                     The scheduled gross interest amount less the         2   No commas(,) or
                                  service fee amount for the current cycle as              dollar signs ($)          11
                                  reported by the Servicer -- only applicable for
                                  Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                     The actual principal amount collected by the         2   No commas(,) or
                                  Servicer for the current reporting cycle --              dollar signs ($)          11
                                  only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                      The actual gross interest amount less the            2   No commas(,) or
                                  service fee amount for the current reporting             dollar signs ($)          11
                                  cycle as reported by the Servicer -- only
                                  applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT               The penalty amount received when a borrower          2   No commas(,) or
                                  prepays on his loan as reported by the                   dollar signs ($)          11
                                  Servicer.
-----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED            The prepayment penalty amount for the loan           2   No commas(,) or
                                  waived by the servicer.                                  dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued              Standard Loan Level File Layout
-----------------------------------------------------------------------------------------------------------------------
Column Name                       Description                                     Decimal  Format Comment         Max
                                                                                                                  Size
-----------------------------------------------------------------------------------------------------------------------
MOD_DATE                          The Effective Payment Date of the Modification           MM/DD/YYYY                10
                                  for the loan.
-----------------------------------------------------------------------------------------------------------------------
MOD_TYPE                          The Modification Type.                                   Varchar - value can       30
                                                                                           be alpha or numeric
-----------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT            The current outstanding principal and interest       2   No commas(,) or           11
                                  advances made by Servicer.                               dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------
                                  Flag to indicate if the repurchase of a loan is          Y=Breach                   1
                                  due to a breach of Representations and
BREACH_FLAG                       Warranties                                               N=NO Breach
                                                                                           Let blank if N/A
-----------------------------------------------------------------------------------------------------------------------

Exhibit D-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet


     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     -------------------------------------
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete  as  applicable.  Required  documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
               * Other expenses - copies of corporate advance history showing all payments
               * REO repairs > $1500 require  explanation
               * REO repairs >$3000 require evidence of at least 2 bids.
               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification
               *   Unusual   or   extraordinary   items  may   require   further
          documentation.

     13.  The total of lines 1 through 12.

     Credits:
     --------

     14-21. Complete as applicable. Required documentation:

               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
               * Copy of EOB for any MI or gov't  guarantee
               * All other credits need to be clearly defined on the 332 form

     22. The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part
                           A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)
     -------------------------------------------

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332



         Prepared by: ____________________                Date: ________________
         Phone: ________________________     Email Address:_____________________


------------------------   -----------------    ---------------------
|   Servicer Loan No.  |   | Servicer Name |    | Servicer Address  |
|                      |   |               |    |                   |
|                      |   |               |    |                   |
------------------------   -----------------   ----------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: ______________________________________________________
         Property Address: _____________________________________________________

         Liquidation Type:  REO Sale   3rd Party Sale   Short Sale   Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown    Yes    No
         If "Yes", provide deficiency or cramdown amount _______________________


         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ _______________ (1)
         (2)  Interest accrued at Net Rate                               ________________(2)
         (3)  Accrued Servicing Fees                                     ________________(3)
         (4)  Attorney's Fees                                            ________________(4)
         (5)  Taxes (see page 2)                                         ________________(5)
         (6)  Property Maintenance                                       _______________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
         (8)  Utility Expenses                                           ________________(8)
         (9)  Appraisal/BPO                                              ________________(9)
         (10) Property Inspections                                       ________________(10)
         (11) FC Costs/Other Legal Expenses                              ________________(11)
         (12) Other (itemize)                                            ________________(12)
                  Cash for Keys__________________________                ________________(12)



                  HOA/Condo Fees_______________________                  ________________(12)
                  ______________________________________                 ________________(12)

                  Total Expenses                                       $ ________________(13)
         Credits:
         (14) Escrow Balance                                           $ ________________(14)
         (15) HIP Refund                                                 ________________(15)
         (16) Rental Receipts                                            ________________(16)
         (17) Hazard Loss Proceeds                                       ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance               ________________(18a) HUD Part A
                                                                         ________________(18b) HUD Part B
         (19) Pool Insurance Proceeds                                    ________________(19)
         (20) Proceeds from Sale of Acquired Property                    ________________(20)
         (21) Other (itemize)                                            ________________(21)
              _________________________________________                  ________________(21)

              Total Credits                                            $ ________________(22)

         Total Realized Loss (or Amount of Gain)                       $ ________________(23)

Escrow Disbursement Detail




-------------------------------------------------------------------------------
  Type          Date       Period of    Total    Base      Penalties   Interest
                Paid       Coverage     Paid    Amount
(Tax /Ins.)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   APPENDIX I
                                   ----------

                               Servicing Agreement
                               -------------------


   [Included as Exhibit 10.3(A) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]